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                                                       EXHIBIT 10.42

SOUTHTRUST BANK, N.A.                         [SOUTHTRUST BANK LOGO]
One Georgia Center
600 West Peachtree Street
Atlanta, Georgia 30308



                                 March 8, 2002


SUBURBAN LODGES OF AMERICA, INC.
300 Galleria Parkway, Suite 1200
Atlanta, Georgia 30337
Attn.: Chief Financial Officer & Corporate Secretary

SUBURBAN HOLDINGS, L.P.
300 Galleria Parkway, Suite 1200
Atlanta, Georgia 30337
Attn.: Chief Financial Officer & Corporate Secretary

SUBURBAN CONSTRUCTION, INC.
300 Galleria Parkway, Suite 1200
Atlanta, Georgia 30337
Attn.: Chief Financial Officer & Corporate Secretary

         Re: SouthTrust Bank (the "Lender") loans in the aggregate original amounts of up to $25,000,000.00 (collectively, the "Loans") to Suburban Lodges of America, Inc., Suburban Holdings, L.P. and Suburban Construction, Inc. (collectively, the "Borrower").

Dear Sirs:

         Reference is hereby made to that certain Amended and Restated Loan Agreement entered into by and between Lender and Borrower dated September 27, 2000, as subsequently modified from time-to-time (the "Loan Agreement"). Terms used but not defined herein shall have the same meanings given to them in the Loan Agreement.

         Pursuant to Section 507(a) of the Loan Agreement, with respect to each fiscal quarter, Suburban is required to maintain the Suburban Debt Service Coverage Ratio (as defined in the Loan Agreement) of no less than
1.65 : 1.00, measured and reviewed quarterly, on a rolling twelve (12) month basis.


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Suburban Lodges of America, Inc.
Suburban Holdings, L.P.
Suburban Contractors
March 8, 2002
Page 2


         You have informed us that, as a result of an impairment write-down in the approximate amount of $4,964,000.00 recorded in the quarter ended December 31, 2001, resulting from the impairment of Suburban Lodge hotels located in Cincinnati, Ohio (Colerain Avenue location) and Knoxville, Tennessee (Kingston Pike location), Borrower will be in violation of Section 507(a) of the Loan Agreement. This impending violation constitutes an Event of Default under the Loan Agreement (the "Event of Default").

         You have requested that the Lender provide a waiver of the Event of Default (the "Requested Waiver"). The purpose of this letter is to acknowledge that Lender hereby agrees to the waiver of the Event of Default with respect to the quarter ended December 31, 2001. You have also requested that the Loan Agreement be amended to exclude the effect of the aforementioned impairment reserve in computing compliance with Section 507(a). Lender does hereby agree to this change, and the Loan Agreement is hereby modified to reflect the same.

         By way of information, please note that, on May 15, 2001, the Lender agreed to waive any event of default with respect to the Suburban Debt Service Coverage Ratio existing during fiscal year resulting from an impairment reserve in the amount of $6,687,000.00 recorded in the quarter ended March 31, 2001, and to modify the Loan Agreement to reflect the same. Accordingly, the Lender's granting of the currently Requested Waiver (with respect to the $4,964,000.00 impairment reserve hereinabove discussed) and the additional modification of the Loan Agreement to change the computation of the Suburban Debt Service Coverage Ratio to exclude both impairment reserves in the computation of the same is in addition to the permitted $6,687,000.00 impairment reserve waiver and modification of the Loan Agreement agreed to by Lender in May, 2001.

         Please counter-execute this letter and return the same directly to William Kilburg or me.

         Please do not hesitate to contact me with any questions or comments that you have regarding the matters set forth in this letter.

         Best wishes.


                                        Sincerely,

                                        SOUTHTRUST BANK


                                        /s/ William Harris
                                        ---------------------------------------
                                        William Harris
                                        Vice President



                             [SOUTHTRUST BANK LOGO]

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Suburban Lodges of America, Inc.
Suburban Holdings, L.P.
Suburban Contractors
March 8, 2002
Page 3



         Acknowledged and agreed to this 8th day of March, 2002 by:

                                    BORROWER:

                                    SUBURBAN LODGES OF AMERICA, INC., a
                                    Georgia corporation


                                    By:  /s/ Paul A. Criscillis, Jr.
                                       --------------------------------
                                         Paul A. Criscillis, Jr.,
                                         Chief Financial Officer

                                             (CORPORATE SEAL)


                                    SUBURBAN CONSTRUCTION, INC., a
                                    Georgia corporation


                                    By:  /s/ Paul A. Criscillis, Jr.
                                       --------------------------------
                                         Paul A. Criscillis, Jr.,
                                         Chief Financial Officer

                                             (CORPORATE SEAL)

                                    SUBURBAN HOLDINGS, LP

                                    By:  Suburban Management, Inc., a
                                         Georgia Corporation, its General
                                         Partner

                                    By:  /s/ Paul A. Criscillis, Jr.
                                       --------------------------------
                                         Paul A. Criscillis, Jr.,
                                         Chief Financial Officer



                             [SOUTHTRUST BANK LOGO]